Dividend per common share	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Dividend per common share
20 Dividend per common share
Final dividend 2022
At the Annual General Meeting of Shareholders currently scheduled for May 25, 2023, the Executive Board will, in line with its earlier announcement and barring unforseen circumstances, propose a final dividend for the year 2022 of EUR 0.12 per common share and EUR 0.003 per common share B. If approved and in combination with the interim dividend 2022 of EUR 0.11 per common share, Aegon’s total dividend over 2022 will amount to EUR 0.23 per common share and EUR 0.00575 per common share B. Following the transaction with a.s.r., Aegon increased its dividend per common share target from around EUR 0.25 to around EUR 0.30 over 2023.
Interim dividend 2022
The interim dividend 2022 was paid in cash or stock at the election of the shareholder. Approximately 60% of shareholders elected to receive the final dividend in shares. Those who elected stock dividend received one Aegon common share for every 42 common shares held. The stock fraction is based on Aegon’s average share price as quoted on Euronext Amsterdam, using the high and low of each of the five trading days from September 8 up to and including September 14, 2022. The average share price calculated on this basis amounted to EUR 4.61. The dividend was paid on September 21, 2022.
The shares repurchased as part of the buyback program to neutralize the dilutive effect of the 2022 interim dividend, as announced on September 27, 2022, will be held as treasury shares and will be used to pay future dividends in shares. Between October 3, 2022 and December 15, 2022, common shares for an amount of EUR 134 million were repurchased. A total of 29,833,390 common shares were repurchased at an average price of EUR 4.4897 per share.
Final dividend 2021
It was decided at the Annual General Meeting of Shareholders on May 31, 2022 to pay a final dividend for 2021 of EUR 0.09 per common share and EUR 0.00225 per common share B. After taking into account the interim dividend of EUR 0.08 per common share and EUR 0.002 per common share B, Aegon’s total dividend over 2021 amounted to EUR 0.17 per common share and EUR 0.00425 per common share B.
Interim dividend 2021
The interim dividend 2021 was paid in cash or stock at the election of the shareholder. Approximately 42% of holders of common shares elected to receive the cash dividend. The remaining 58% of shareholders elected to receive the interim dividend in stock. The cash dividend amounted to EUR 0.08 per common share, the stock dividend amounted to one new Aegon common share for every 52 common shares held. The stock dividend and cash dividend are approximately equal in value. The dividend was payable as of September 17, 2021. The interim dividend 2021 for common shares B amounted to 1/40th of the dividend paid on common shares.
To neutralize the dilutive effect of the 2021 interim dividend paid in shares, Aegon executed a program to repurchase 21,531,927 common shares. The repurchase of shares commenced on October 1, 2021 and was completed on October 27, 2021. Aegon engaged a third party to execute the transactions on its behalf. The common shares were repurchased at a maximum of the average of the daily volume-weighted average prices during the repurchase period.